UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report JANUARY 22, 2004

(Date of earliest event reported) (DECEMBER 24, 2003)

PETRO HOLDINGS FINANCIAL CORPORATION

Exact Name of Registrant as Specified in its Charter

Delaware	333-87371-01	74-2922355
State or Other Jurisdiction of Incorporation	Commission File Number	I.R.S. Employer Identification Number

6080 Surety Dr. El Paso, Texas	79905
Address of Principal Executive Offices	Zip Code

(915) 779-4711

Registrant’s telephone number, including area code

Item 5. Other Events

On December 24, 2003 and December 31, 2003, Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation issued press releases announcing extensions of our pending offer and consent solicitation with respect to all of the outstanding $113,370,000 aggregate principal amount at maturity senior discount notes due 2008 (CUSIP# 71646DAE2 and ISIN# US71646DAE22) (the “Notes”). Petro Warrant Holdings Corporation also announced extensions of the consent solicitation with respect to all of its outstanding Warrants (CUSIP# 716457114, ISIN# 7164571140).

On January 7, 2004 and January 12, 2004, Petro Stopping Centers Holdings, L.P. and Petro Holdings Financial Corporation issued press releases announcing amendments and extensions of our pending offer and consent solicitation with respect to the Notes. Petro Warrant Holdings Corporation also announced extensions of the consent solicitation with respect to all of its outstanding Warrants.

Copies of all four press releases are filed as Exhibit 99.14, 99.15, 99.16, and 99.17 to this Current Report on Form 8-K. All four press releases are incorporated herein by reference and the foregoing descriptions of all four press releases are qualified in their entirety by reference to Exhibit 99.14, 99.15, 99.16, and 99.17.

Item 7. Financial Statements and Exhibits

(a) Financial statements of business acquired:

Not applicable.

(b) Pro forma financial information:

Not applicable.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 99.14	Press release dated December 24, 2003

Exhibit 99.15	Press release dated December 31, 2003

Exhibit 99.16	Press release dated January 7, 2004

Exhibit 99.17	Press release dated January 12, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PETRO HOLDINGS FINANCIAL CORPORATION (Registrant)

Date: January 22, 2004	By:	/s/ J.A. Cardwell, Sr.
J.A. Cardwell, Sr.
President and Director
(On behalf of the Registrant and as Registrant’s Principal Executive Officer)

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EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.14*	Press release dated December 24, 2003
99.15*	Press release dated December 31, 2003
99.16*	Press release dated January 7, 2004
99.17*	Press release dated January 12, 2004

*	Filed herewith

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